UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2015 (October 28, 2015)

CENTRAL FEDERAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

7000 N. High Street, Worthington, Ohio	43085	(614) 334-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2015, the Board of Directors of Central Federal Corporation (the “Company”), following the approval and recommendation of its Compensation Committee, approved awards of restricted stock (“Restricted Stock”) under the Central Federal Corporation 2009 Equity Compensation Plan, as amended (the “2009 Plan”).  The following table sets forth the number of shares of common stock subject to the Restricted Stock awards granted to each of the directors and named executive officers of the Company (each, a “Recipient”):

Name	Title	Number of Shares of Common Stock Subject to Restricted Stock Award
Timothy T. O’Dell	Chief Executive Officer, President and Director	36,000
John W. Helmsdoerfer	Chief Financial Officer	24,000
Robert E. Hoeweler	Director and Chairman	24,000
Thomas Ash	Director	12,000
Edward W. Cochran	Director	12,000
James Frauenberg	Director	12,000
Robert H. Milbourne	Director	12,000

The shares of Restricted Stock are subject to restrictions on transferability and risk of forfeiture until they become vested.  With respect to each Restricted Stock award, one-third of the total shares of Restricted Stock will vest on each of the first, second and third anniversaries of the October 28, 2015 grant date.  If a Recipient dies or becomes disabled, all unvested shares of Restricted Stock will immediately vest.  In addition, a Recipient’s unvested shares of Restricted Stock will immediately vest on the date of any change in control of the Company.  If a Recipient’s employment as an executive officer and/or service as a director of the Company terminates for any other reason, the Recipient’s unvested shares of Restricted Stock will be forfeited.  During the time between the grant date and the vesting date of the Restricted Stock, the Recipient may exercise full voting rights associated with the Restricted Stock and will be entitled to receive all dividends and other distributions paid with respect to the Restricted Stock.

As a condition to receiving the Restricted Stock award, each Recipient who is an employee of the Company and/or its subsidiary, CFBank, is required to comply with certain restrictive covenants which prohibit the Recipient from soliciting the customers or employees of the Company or CFBank during the term of his or her employment and for a period of one year thereafter.

The terms and conditions applicable to the Restricted Stock are set forth in the 2009 Plan and in the applicable Central Federal Corporation 2009 Equity Compensation Plan Restricted Stock Award Agreement (for Employees or Directors), the forms of which are filed herewith as Exhibits 10.3 and 10.4 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)through (c):  Not applicable.

(d)Exhibits:

Exhibit No.	Description	Location
10.1	Central Federal Corporation 2009 Equity Compensation Plan	Incorporated herein by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 filed on October 9, 2015 (File No. 333-207354)
10.2	First Amendment to the Central Federal Corporation 2009 Equity Compensation Plan	Incorporated herein by reference to Exhibit 10.2 to the Company’s Registration Statement on Form S-8 filed on October 9, 2015 (File No. 333-207354)
10.3	Form of Central Federal Corporation 2009 Equity Compensation Plan Restricted Stock Award Agreement for Employees	Filed herewith.
10.4	Form of Central Federal Corporation 2009 Equity Compensation Plan Restricted Stock Award Agreement for Directors	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation

Date: November 3, 2015	By:	/s/ Timothy T. O’Dell
Timothy T. O’Dell
Chief Executive Officer